Exhibit 10(d)

                         THE BLACK & DECKER CORPORATION
                1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


         Attracting and retaining qualified individuals to serve as non-employee directors is vital to the continued success of The Black & Decker Corporation. To that end and to bind the interests of those individuals to the interests of the Corporation and its stockholders, this stock option plan offers them an attractive opportunity to acquire a proprietary interest in the Corporation.


                                  ARTICLE 1:00

                                   Definitions

1:01 The term "Board of Directors" shall mean the Board of Directors of the Corporation.

1:02 The term "Change in Control" shall have the meaning provided in Section 7:02 of the Plan.

1:03 The term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

1:04 The term "Common Stock" shall mean the shares of common stock, par value $.50 per share, of the Corporation.

1:05              The  term   "Corporation"   shall  mean  The  Black  &  Decker
                  Corporation.

1:06 The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1:07 The term "Fair Market Value of a share of Common Stock" shall mean the average of the high and low sale price per share of Common Stock as finally reported in the New York Stock
                  Exchange Composite Transactions for the New York Stock Exchange, or if shares of Common Stock are not sold on such date, the average of the high and low sale price per share of Common Stock as finally reported in the New York Stock
                  Exchange Composite Transactions for the New York Stock Exchange for the most recent prior date on which shares of Common Stock were sold.

1:08 The term "Immediate Family Member" shall mean each of (i) the children, step children or grandchildren of the Initial Holder, (ii) the spouse or any parent of the Initial Holder,
                  (iii) any trust solely for the benefit of any such family members, and (iv) any partnership or other entity in which such family members are the only partners or other equity holders.

1:09 The term "Initial Holder," with respect to an Option or Limited Stock Appreciation Right granted under the Plan, shall mean the non-employee director of the Corporation granted the Option or Limited Stock Appreciation Right.

1:10 The term "Limited Stock Appreciation Right" shall mean a limited tandem stock appreciation right that entitles the holder to receive cash upon a Change in Control pursuant to
                  Article 7:00 of the Plan.

1:11 The term "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock.

1:12              The term "Option  Agreement" shall mean the written  agreement
                  representing   Options   granted   pursuant  to  the  Plan  as
                  contemplated by Article 5:00 of the Plan.



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1:13              The term "Option Holder" shall mean the Initial Holder so long as he or she holds an Option initially granted to the Initial Holder, and thereafter shall mean the beneficiary or the
                  Immediate   Family   Member  to  whom  the   Option  has  been
                  transferred in accordance with Section 5:10.

1:14 The term "Plan" shall mean The Black & Decker Corporation 1995 Stock Option Plan for Non-Employee Directors as approved by the Board of Directors on December 8, 1994, and adopted by the stockholders of the Corporation at the 1995 Annual Meeting of Stockholders, as the same may be amended from time to time.


                                  ARTICLE 2:00

                           Effective Date of the Plan

2:01 The Plan shall become effective upon stockholder approval, provided that such approval is received on or before May 31, 1995.


                                  ARTICLE 3:00

                            Participation in the Plan

3:01 Participation in the Plan shall be limited to individuals who are directors of the Corporation but not full-time employees of the Corporation on the date of grant of an Option together with any permitted transferees in accordance with the terms and conditions of the Plan.

3:02 No member of the Board of Directors who is a full-time employee shall be eligible to participate in the Plan. No director who owns beneficially more than 10% of the total combined voting power of all classes of stock of the Corporation shall be eligible to participate in the Plan.

3:03 Upon initial election to the Board of Directors, a director who on the date of election is not a full-time employee of the Corporation shall automatically receive an Option to purchase 2,000 shares of Common Stock. Upon each reelection, a director who on the date of reelection is not a full-time employee of the Corporation shall automatically receive an Option to purchase 1,500 shares of Common Stock. For the purpose of this Section, election or reelection at the 1995 Annual Meeting of Stockholders shall be deemed an "initial election."


                                  ARTICLE 4:00

                            Stock Subject to the Plan

4:01 There shall be reserved for the granting of Options pursuant to the Plan and for issuance and sale pursuant to such Options 150,000 shares of Common Stock. To determine the number of shares of Common Stock available at any time for the granting of Options, there shall be deducted from the total number of reserved shares of Common Stock the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan shall be made available from the authorized and unissued shares of Common Stock. If for any reason shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to the Plan. Except as provided in Section 4:03, however, the aggregate number of shares of Common Stock that may be issued upon the exercise of Options pursuant to the Plan shall not exceed 150,000 shares.


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4:02              Proceeds  from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

4:03 Subject to the provisions of Section 7:02, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares of Common Stock, merger, consolidation, share exchange, acquisition of property or stock, or any change in the capital structure of the Corporation, the number and kind of shares reserved for the granting of Options and the number, kind and price of shares covered by Options granted pursuant to the Plan but not then exercised shall be adjusted appropriately by resolution of the Board.


                                  ARTICLE 5:00

                         Terms and Conditions of Options

5:01 Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement in such form as the Board of Directors from time to time may determine.

5:02 The exercise price per share for Options shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

5:03 Subject to the other limitations set forth in the Plan, the term of the Option shall be 10 years from the date on which it is granted.

5:04 Unless otherwise provided by the Board of Directors, each Option shall become exercisable on the date of the first Annual Meeting of Stockholders following the date the Option was granted. If an Option Holder does not purchase the full number of shares of Common Stock that he or she at any time has become entitled to purchase, he or she may purchase all or any part of those shares of Common Stock at any subsequent time during the term of the Option.

5:05 Options shall be nontransferable and nonassignable, except that (i) Options may be transferred by testamentary instrument or by the laws of descent and distribution, (ii) Options may be transferred pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, and (iii) Options may be transferred to an Immediate Family Member of the Initial Holder, provided that (a) the transfer by the Initial Holder is a bona fide gift without consideration, (b) the transfer is irrevocable, (c) the Initial Holder and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Board of Directors or any employee of the Corporation acting on behalf of the Board of Directors may from time to time request, and (d) the Initial Holder or the Option Holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the Option Agreement. Any Option transferred in accordance with the terms and conditions provided in this Section 5:05 shall continue to be subject to the same terms and conditions that were applicable to such Option prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise of an Option by an Immediate Family Member of an Option transferred in accordance with the terms and conditions provided in Section 5:05(iii) unless and until payment or provision for payment of any applicable withholding taxes has been made.

5:06 If an Initial Holder ceases to be a director of the Corporation, his or her Option and all rights thereunder shall terminate effective at the close of business on the date the Initial Holder ceases to be a director of the Corporation, except (i) to the extent previously exercised, (ii) as provided in Sections 5:07 and 5:08 and (iii) for a period of 30 days after the Initial Holder ceases to be a director of the Corporation, the Option Holder shall be entitled to exercise any Option that was exercisable at the close of business on the date the Initial Holder ceased to be a director of the


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                  Corporation.

5:07 If an Initial Holder dies during the term of his or her Option without the Option having been exercised in full, (i) the executor or administrator of his or her estate or the person who inherits the right to exercise the Option by bequest or inheritance in the event the Initial Holder was the Option Holder at the date of death or (ii) the Option Holder in the event the Option had been transferred in accordance with the terms and conditions provided in Section 5.05(iii), shall have the right within three years of the Initial Holder's death to purchase the number of shares of Common Stock that the deceased Initial Holder (or Option Holder, as the case may be) was entitled to purchase at the date of his or her death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

5:08 If an Initial Holder ceases to be a director of the Corporation without his or her Option having been exercised in full and (i) the Initial Holder is 65 years of age or older, or (ii) the Initial Holder has been a director of the Corporation or any of its subsidiaries for at least 5 years, then the Initial Holder (or the Option Holder in the event the Option had been transferred in accordance with the terms and conditions provided in Section 5:05) shall have the right within three years of the Initial Holder's termination as a director to purchase the number of shares of Common Stock that the Initial Holder (or the Option Holder, as the case may be) was entitled to purchase at the date of termination, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

5:09 The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation to continue the Initial Holder as a director for any specified period.




                                  ARTICLE 6:00

                         Methods of Exercise of Options

6:01 An Option Holder (or other person or persons, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office at 701 East Joppa Road, Towson, Maryland 21286, to that effect, specifying the number of shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Article 6:00. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option Holder should mail the original executed copy of the written notice to the Corporation promptly thereafter.

6:02              Payment or provision for payment shall be made as follows:

                  (a) The Option Holder shall deliver to the Corporation at the address set forth in Section 6:01 United States currency in an amount equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates; or

                  (b) The Option Holder shall tender to the Corporation shares of Common Stock already owned by the Option Holder that, together with any cash tendered therewith, have an aggregate fair market value (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in
                           Section 6:01 is received by the Corporation) equal to the aggregate purchase price of the shares of Common Stock as to


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



                           which such exercise relates; or

                  (c) The Option Holder shall deliver to the Corporation an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the aggregate purchase price of the shares of Common Stock as to which such exercise relates and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Option Holder or to deliver the remaining shares of Common Stock to the Option Holder. Notwithstanding the foregoing provisions, the Board of Directors may limit the methods in which an Option may be exercised by any person and, in processing any purported exercise of an Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Option Holder (other than the method of exercise set forth in Section 6:02(a)) if, in the opinion of counsel to the Corporation, (i) the Initial Holder or the Option Holder is or within the six months preceding such exercise was subject to reporting under Section 16(a) of the Exchange Act and
                           (ii) there is a substantial likelihood that the method of exercise selected by the Option Holder would subject the Initial Holder or the Option Holder to a substantial risk of liability under Section 16 of the Exchange Act.

6:03 In addition to the alternative methods of exercise set forth in Section 6:02, the Option Holder shall be entitled, at or prior to the time the written notice provided for in Section 6:01 is delivered to the Corporation, to elect to have the Corporation withhold from the shares of Common Stock to be delivered upon exercise of the Option that number of shares of Common Stock (determined based on the Fair Market Value of a share of Common Stock on the date the notice set forth in
                  Section 6:01 is received by the Corporation) necessary to satisfy any withholding taxes attributable to the exercise of the Option. Alternatively the holder may elect to deliver previously owned shares of Common Stock upon exercise of the Stock Option to satisfy any withholding taxes attributable to the exercise of the Stock Option. The maximum amount that an Option Holder may elect to have withheld from the shares of Common Stock otherwise deliverable upon exercise or the maximum number of previously owned shares an Option holder may deliver shall be equal to his or her federal and state withholding. Notwithstanding the foregoing provisions, the Board of Directors may include in the Option Agreement relating to any such Option provisions limiting or eliminating the Option Holder's ability to pay his or her withholding tax obligation with shares of Common Stock or, if no such provisions are included in the Option Agreement but in the opinion of the Board of Directors such withholding would have an adverse tax or accounting effect to the Corporation, at or prior to exercise of the Option, the Board of Directors may so limit or eliminate the Option Holder's ability to pay withholding tax obligations with shares of Common Stock. Notwithstanding the foregoing provisions, a holder of an Option may not elect any of the methods of satisfying his or her withholding tax obligation in respect of any exercise if, in the opinion of counsel to the Corporation, (i) the Initial Holder or the holder of the Stock Option is or within the six months preceding such exercise was subject to reporting under
                  Section 16(a) of the Exchange Act and (ii) there is a substantial likelihood that the election or timing of the election would subject the Initial Holder or the holder of the Nonqualified Stock Option Holder to a substantial risk of liability under Section 16 of the Exchange Act.

6:04 An Option Holder at any time may elect in writing to abandon an Option in respect of all or part of the number of shares of Common Stock as to which the Option shall not have been exercised.

6:05              An  Option   Holder  shall  have  none  of  the  rights  of  a
                  stockholder of the Corporation until the shares of Common Stock covered by the Option are issued upon exercise of the Option.




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



                                  ARTICLE 7:00

                        Limited Stock Appreciation Rights

7:01 Option Holders shall have Limited Stock Appreciation Rights entitling Option Holders to receive, in connection with a Change in Control (as defined in Section 7:02), a cash payment in cancellation of all of their Options that are outstanding on the date the Change in Control occurs (whether or not such Options are then presently exercisable), which payment shall be equal to the number of shares covered by the cancelled Options multiplied by the excess over the exercise price of the Options of the higher of (i) the Fair Market Value of a share of Common Stock on the date of the Change in Control or
                  (ii) the highest per share price paid for the shares of Common Stock in connection with the Change in Control (with the value of any noncash consideration paid in connection with the Change in Control to be determined by the Board of Directors in its sole and absolute discretion). For purposes of this
                  Section 7:01 as well as the other provisions of this Plan, once an Option or portion of an Option has terminated, lapsed or expired, or has been abandoned, in accordance with the provisions of the Plan, the Option (or the portion of the Option) that has terminated, lapsed or expired, or has been abandoned, shall cease to be outstanding. Limited Stock Appreciation Rights shall not be exercisable at the discretion of the Option Holder but shall automatically be exercised upon a Change in Control.

7:02 For purposes of Section 7:01, a "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of
                  Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is in fact required to comply therewith, provided that, without limitation, such a Change in Control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clauses (A) or (C) of this Section 7:02) whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the stockholders of the Corporation approve a merger, share exchange or consolidation of the Corporation with any other corporation, other than a merger, share exchange or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger, share exchange or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

7:03 Limited Stock Appreciation Rights shall be nontrans-ferable and nonassignable, except that Limited Stock Appreciation Rights shall automatically be transferred and assigned in tandem with a transfer of the related Options in accordance with Section 5:05.




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


                                  ARTICLE 8:00

                    Amendments and Discontinuance of the Plan

8:01 The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan provided that, except as provided in Section 4:03, no such amendment, modification, or discontinuance of the Plan shall
                  (i) revoke or alter the terms of any valid Option or Limited Stock Appreciation Right previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options or Stock Appreciation Rights granted pursuant to the Plan, (iii) decrease the price determined pursuant to the provisions of
                  Section 5:02 or increase the amount of cash that a holder of a Limited Stock Appreciation Right is entitled to receive upon exercise of a Limited Stock Appreciation Right, (iv) change the class of individuals to whom Options or Limited Stock Appreciation Rights may be granted pursuant to the Plan, or
                  (v) provide for Options or Limited Stock Appreciation Rights exercisable more than 10 years after the date granted. Notwithstanding the foregoing, the provisions of the Plan that determine the amount, price or timing of benefits or the grant or exercise of Options as Limited Stock Appreciation Rights shall not be amended more than once every six months, unless the amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) promulgated under the Exchange Act (or any successor provision thereto).


                                  ARTICLE 9:00

                       Plan Subject to Governmental Laws and Regulations

9:01 The Plan and the grant and exercise of Options and Limited Stock Appreciation Rights pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations.


                                  ARTICLE 10:00

                              Duration of the Plan

10:01 No Option or Limited Stock Appreciation Right shall be granted pursuant to the Plan after the close of business on April 30, 2005.


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